Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is entered into effective as of June 15, 2026, by and between UCITY SQUARE ONE OWNER, LLC, a Delaware limited liability company (“Landlord”), and CENTURY THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.WHEREAS, Landlord and Tenant entered into that certain Lease dated as of February 7, 2020, as amended by that certain First Amendment to Lease dated as of April 12, 2022 (the “First Amendment”) and that certain Second Amendment to Lease dated as of October 31, 2024 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord in the building located at 25 N. 38th Street and known as “One uCity” in Philadelphia, Pennsylvania (the “Building”);

B.WHEREAS, Landlord and Tenant desire to, inter alia, partially terminate the Lease as it relates to the Replacement Premises;

C.WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.	Recitals. The foregoing recitals are true and correct and are incorporated into this Third Amendment.
2.

Definitions. For purposes of this Third Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Third Amendment, is referred to collectively herein as the “Lease.”

3.	Partial Termination of Lease.

(a)

Surrender of Replacement Premises. Tenant shall surrender the entire Replacement Premises (i.e. the eleventh (11th) floor) to Landlord in broom clean condition and in the condition required under the Lease no later than 11:59 PM on June 14, 2026 (“Partial Termination Date”).  At least ten (10) days prior to the Partial Termination Date, Tenant shall deliver to Landlord (a) the Exit Survey (as defined in the Lease), and (b) written evidence of all appropriate governmental releases obtained by Tenant in accordance with Applicable Laws (as defined in the Lease).  In addition (i) at least ten (10) days prior to the Partial Termination Date, Tenant shall place Laboratory Equipment Decontamination Forms on all decommissioned equipment to assure safe occupancy by future users, and (ii) not more than fifteen (15) days after the Partial Termination Date, Tenant shall conduct a site inspection with Landlord.  Tenant shall cause the remediation of any recognized environmental conditions set forth in the Exit Survey and compliance with any recommendations set forth in the Exit Survey, and Tenant shall remain responsible for such obligations after Tenant’s surrender of the Premises.  Tenant’s obligations under this Section 3(a) shall survive the partial termination of the Lease and this Third Amendment.

(b)

Termination Fee.  Simultaneously with the execution and delivery of this Third Amendment by Tenant, Tenant shall pay to Landlord, by wire transfer in immediately available funds, a termination fee equal to Four Hundred Fifty Thousand Nine Hundred Twenty-Two and 19/100 Dollars ($450,922.19) (the “Termination Fee”).

(c)

Guaranty. Simultaneously with the execution and delivery of this Third Amendment, Landlord and Monell Chemical Senses Center (the “Replacement Tenant”) have entered into a Lease Agreement (the “Replacement Lease”) for, inter alia, the Terminated Premises (defined below).  In consideration of this Third Amendment and the partial termination of the Existing Lease as provided herein, Tenant has agreed to guaranty to Landlord the payment of certain obligations of Replacement Tenant under the Replacement Lease pursuant to a guaranty agreement in the form attached as Exhibit A to this Third Amendment (the “Replacement Lease Guaranty”), which Replacement Lease Guaranty shall be executed and delivered by Tenant simultaneously herewith.  Notwithstanding anything to the contrary contained in the Lease, in the event that Landlord makes a demand and is entitled to payment under the Replacement Lease Guaranty, then Tenant’s failure to pay the Guaranteed Obligations (as defined in the Replacement Lease Guaranty) within ten (10) days following written notice by Landlord shall constitute a Default under the Lease.

(d)

Partial Lease Termination.  Provided that Tenant has fully satisfied all of its obligations set forth in Sections 3(a) (which shall be deemed a condition subsequent) and 3(b) and executed and delivered the Replacement Lease Guaranty in accordance with Section 3(c) of this Third Amendment (collectively, the

“Surrender Obligations”), then effective as of, and from and after, 11:59 pm on the Partial Termination Date:

(i)

The Existing Lease shall be partially terminated with respect to, and the Premises shall be reduced by, the entire Replacement Premises (i.e. the eleventh (11th) floor of the Premises), which contains 31,734 square feet of Rentable Area (the “Terminated Premises”).  However, if Tenant has paid the Termination Fee to Landlord and the Existing Lease is not partially terminated as to the Terminated Premises on the Partial Termination Date as a result of the failure of any condition or requirement in this Third Amendment, then Landlord shall promptly return the Termination Fee to Tenant.

(ii)

Tenant fully and unconditionally releases, cancels, annuls, rescinds, discharges, disclaims, waives and releases any and all rights and benefits Tenant may have under the Existing Lease arising from and after the Partial Termination Date as it relates to the Terminated Premises. To the extent, if any, that the Existing Lease gives Tenant any right, title or interest in or to the Terminated Premises, Tenant does hereby remise, release and quitclaim to Landlord such right, title or interest in or to the Terminated Premises as of the Partial Termination Date.

(iii)	Exhibit A-1 to the Existing Lease is hereby deleted. The term “Premises” as used throughout the Lease shall be deemed to mean the 12th Floor Premises and the 13th Floor Premises.
(e)

Release.  As of the Partial Termination Date, Tenant, in consideration of this Third Amendment, hereby releases, remises and forever discharges the Landlord, its members, stockholders, managers, property managers, asset managers, affiliated corporations, agents, successors and assigns, of and from any and all causes of action, claims, demands, damages, injuries, losses, liabilities and or complaints of whatsoever kind or nature, including, without limitation, all claims or joinders for sole liability, contribution, indemnity or otherwise, whether known or not known, suspected or unsuspected, or whether asserted or could have been asserted, arising from, as a result of, or in any way arising out of or in connection with the Terminated Premises. As of the Partial Termination Date, Landlord, in consideration of this Third Amendment, hereby releases, remises and forever discharges the Tenant, its members, stockholders, managers, property managers, asset managers, affiliated corporations, agents, successors and assigns, of and from any and all causes of action, claims, demands, damages, injuries, losses, liabilities and or complaints of whatsoever kind or nature, including, without limitation, all claims or joinders for sole liability, contribution, indemnity or otherwise, whether known or not known, suspected or unsuspected, or whether asserted or could have been asserted, arising from, as a result of, or in any way arising out of or in connection with the Terminated Premises from and after the date hereof, except as expressly set forth in Section 3(a) of this Third Amendment and Section 3(f) below.

(f)

Reservation of Rights.  Notwithstanding the partial termination of the Lease as provided herein, Landlord does not waive, and hereby reserves any rights and/or remedies that Landlord may have under the Lease or at law or in equity arising from any default of Tenant under the Lease relating to the Terminated Premises existing as of the Lease Termination Date and/or any obligation of Tenant that expressly survives the expiration or termination of the Lease (for example, without limitation, Tenant’s indemnity obligation).  Landlord hereby represents and warrants to Tenant that to Landlord’s actual knowledge, as of the date of this Third Amendment, Tenant is not in default of the Lease with respect to the Terminated Premises.

4.	Amended Terms for the 12th Floor Premises and the 13th Floor Premises.
(a)

General. The Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed with respect to the 12th Floor Premises and the 13th Floor Premises (collectively, the “Retained Premises”), as modified by this Section 4.

(b)

Base Rent.  The Existing Lease is hereby amended to provide that from and after the Partial Termination Date, Base Rent for the Retained Premises shall be in the amounts set forth in Schedule 1 to this Third Amendment.

(c)

Tenant’s Pro Rata Share. Tenant’s Pro Rata Share of the Building for the Retained Premises shall be [***]%; provided, however, such reduction shall not be effective until December 15, 2026 (for avoidance of doubt, it is the intent of the parties that notwithstanding the partial termination of the Lease as provided in this Amendment, Tenant will continue to pay [***]% of Operating Expenses until December 15, 2026).

(d)	Parking. Tenant’s Parking Spaces, as set forth in Section 12.3 of the Lease, shall be reduced to ten (10) unreserved parking spaces.
(e)

Right of First Offer.  Tenant shall have no further right or option to lease any additional space in the Building, including, without limitation, any Available ROFO Premises.  Accordingly, Section 41 of the Lease is void and of no further force or effect.

(f)	13th Floor TI Allowance.
(i)

The 13th Floor First Tranche Additional TI Allowance and the 13th Floor Second Tranche Additional TI Allowance shall no longer be available to Tenant.  Accordingly, Sections 6(c), 6(d) and 6(e) are hereby deleted from the First Amendment.  In addition, Section 44.3 of the Existing Lease is hereby amended and restated in its entirety as follows: “Tenant shall have until December 15, 2028 (the “13th Floor TI Deadline”), to expend and request from Landlord the unused portion of the 13th Floor TI Allowance, after which date Landlord’s obligation to fund any unused portion of the 13th Floor TI Allowance shall expire.”

(ii)

The second and third sentences of Paragraph 4 of the 13th Floor Work Letter are amended and restated in their entirety as follows:  “To the extent that the total projected 13th Floor Total Construction Costs (as projected by Landlord) exceeds the 13th Floor TI Allowance (such excess, the “13th Floor Excess TI Costs”), Tenant shall pay the 13th Floor Excess TI Costs prior to any funding of the 13th Floor TI Allowance by Landlord.  If the 13th Floor Total Construction Costs (based upon the approved 13th Floor Budget and Tenant approved Change Orders) increases over the 13th Floor Total Construction Costs as set forth in the initial approved 13th Floor Budget, then Tenant shall notify Landlord and Tenant shall pay any additional 13th Floor Excess TI Costs prior to any further disbursement of the 13th Floor TI Allowance by Landlord.  Subject to Tenant first paying any 13th Floor Excess TI Costs, Landlord shall pay 13th Floor Total Construction Costs on a periodic basis, as construction costs are incurred by Tenant and Fund Requests submitted to Landlord (in accordance with Section 6.2 below), subject to retainage and the provisions set forth in Section 6.2 of this 13th Floor Work Letter.”

(iii)	Section 6.2 of the 13th Floor Work Letter is amended by deleting the following parenthetical therefrom: “(on a pari passu basis)”
5.

Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Third Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.  Landlord represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Third Amendment and agrees to reimburse, indemnify, save, defend (at Tenant’s option and with counsel reasonably acceptable to Tenant, at Landlord’s sole cost and expense) and hold harmless the Tenant Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

6.	No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

7.

Effect of Amendment.  Except as modified by this Third Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed.  In the event of any conflict between the terms contained in this Third Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.  From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Third Amendment.

8.

Successors and Assigns.  Each of the covenants, conditions and agreements contained in this Third Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees.  Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

9.

Miscellaneous.  This Third Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Third Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.  All exhibits hereto are incorporated herein by reference.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10.

Authority.  Tenant guarantees, warrants and represents that the individual or individuals signing this Third Amendment have the power, authority and legal capacity to sign this Third Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

11.

Electronic Signatures; Counterparts.  This Third Amendment may be executed (and, as appropriate, witnessed and/or notarized) by electronic signature process (such as DocuSign), in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and applicable state law, and in one or more counterparts, each of which shall, for all purposes, be deemed an original and fully enforceable as an original.  All such counterparts, taken together, shall constitute one and the same agreement even though all of the parties may not have executed the same counterpart of this Agreement.

12.

Confession of Judgement. THE FOLLOWING CONFESSION OF JUDGMENT APPLIES TO THE ENTIRE PREMISES AND SHALL SUPERSEDE AND BE DEEMED TO AMEND AND RESTATE SECTION 30.5(d) OF THE EXISTING LEASE. THIS SECTION SETS FORTH A WARRANT OF AUTHORITY FOR AN

ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING THROUGH TENANT FOR POSSESSION OF THE PREMISES.  LANDLORD SHALL HAVE THE FOLLOWING RIGHTS TO CONFESS JUDGMENT:

(I)

UPON A DEFAULT BY TENANT, OR WHEN THIS LEASE SHALL BE TERMINATED BY REASON OF A DEFAULT BY TENANT OR ANY OTHER REASON WHATSOEVER, EITHER DURING THE ORIGINAL TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN THE TERM HEREBY CREATED OR A RENEWAL OR EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO CONFESS JUDGMENT IN EJECTMENT IN ANY COMPETENT COURT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE LANDLORD’S SUFFICIENT WARRANT.  UPON SUCH CONFESSION OF JUDGMENT FOR POSSESSION, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER.  IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES SHALL REMAIN IN OR BE RESTORED TO TENANT, THEN LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT OR CONTINUING DEFAULT OR DEFAULTS BY TENANT, OR AFTER EXPIRATION OF THE LEASE, OR UPON THE TERMINATION OF THIS LEASE AS SET FORTH ABOVE, TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AS SET FORTH ABOVE TO RECOVER POSSESSION OF THE PREMISES.

(II)	INTENTIONALLY OMITTED.
(III)

IN ANY ACTION, LANDLORD SHALL CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR LANDLORD SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE.  IF A TRUE COPY OF THIS LEASE SHALL BE FILED IN SUCH ACTION (AND SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE OF THE TRUTH OF SUCH COPY), IT SHALL NOT BE NECESSARY TO FILE THE

ORIGINAL LEASE AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

(IV)	TENANT EXPRESSLY AGREES, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAWS, THAT ANY JUDGMENT,

ORDER OR DECREE ENTERED AGAINST IT BY OR IN ANY COURT OR MAGISTRATE BY VIRTUE OF THE POWERS OF ATTORNEY CONTAINED IN THIS LEASE SHALL BE FINAL, AND THAT TENANT SHALL NOT TAKE AN APPEAL, CERTIORARI, WRIT OF ERROR, EXCEPTION OR OBJECTION TO THE SAME, OR FILE A MOTION OR RULE TO STRIKE OFF OR OPEN OR TO STAY EXECUTION OF THE SAME, AND RELEASES TO LANDLORD AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT ALL ERRORS IN SUCH PROCEEDINGS AND ALL LIABILITY THEREFOR.

(V)

THE RIGHT TO ENTER JUDGMENT AGAINST TENANT AND TO ENFORCE ALL OF THE OTHER PROVISIONS OF THIS LEASE HEREIN PROVIDED FOR, AT THE OPTION OF ANY ASSIGNEE OF LANDLORD’S INTEREST UNDER THIS LEASE, MAY BE EXERCISED BY ANY ASSIGNEE OF LANDLORD’S  RIGHT, TITLE AND INTEREST IN THIS LEASE IN TENANT’S OWN NAME, NOTWITHSTANDING THE FACT THAT ANY OR ALL ASSIGNMENTS OF SUCH RIGHT, TITLE AND INTEREST MAY NOT BE EXECUTED OR WITNESSED IN ACCORDANCE WITH THE ACT OF ASSEMBLY OF MAY 28, 1715, 1 SM. L. 94, AND ALL SUPPLEMENTS AND AMENDMENTS THERETO THAT HAVE BEEN OR MAY HEREAFTER BE PASSED.  TENANT HEREBY EXPRESSLY WAIVES THE REQUIREMENTS OF SUCH ACT OF ASSEMBLY AND ANY AND ALL APPLICABLE LAWS REGULATING THE MANNER OR FORM IN WHICH SUCH ASSIGNMENTS SHALL BE EXECUTED AND WITNESSED.

(VI)

TENANT UNDERSTANDS THAT IN GRANTING THESE RIGHTS TO CONFESS JUDGMENT, TENANT WAIVES ITS RIGHTS TO NOTICE AND HEARING BEFORE ENTRY OF JUDGMENT AND EXECUTION ON THAT JUDGMENT.  TENANT HAS DISCUSSED THE MEANING AND EFFECT OF THESE CONFESSION OF JUDGMENT PROVISIONS WITH ITS OWN INDEPENDENT COUNSEL, OR HAS HAD A REASONABLE OPPORTUNITY TO DO SO.

(VII)	TENANT HEREBY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAWS, THE DUTIES IMPOSED ON ANY PERSON RELYING UPON OR EXERCISING THE WARRANT OF ATTORNEY TO CONFESS JUDGMENT CONTAINED IN THIS LEASE.  TENANT ACKNOWLEDGES THAT IT IS ITS EXPECTATION THAT LANDLORD SHALL, UPON THE OCCURRENCE OF A DEFAULT UNDER THIS LEASE, ENTER JUDGMENT BY CONFESSION AGAINST TENANT AND THEREAFTER RECOVER POSSESSION OF THE PREMISES, AND THAT SUCH ACTIONS BY LANDLORD ARE NOT CONTRARY TO TENANT’S BEST INTEREST, AND SUCH ACTION BY LANDLORD SHALL NOT CONSTITUTE AN ABSENCE OF LANDLORD’S GOOD FAITH, NOR AN ACTION BEYOND THE SCOPE OF AUTHORITY GRANTED BY THIS LEASE.

CENTURY THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Douglas Carr
Name:	Douglas Carr
Title:	Senior Vice President, Finance

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the date and year first above written.

LANDLORD:

UCITY SQUARE ONE OWNER, LLC,
a Delaware limited liability company

By:	uCity Square One JV, LLC,
a Delaware limited liability company,
its managing member

	By:	Wexford uCity Square One Building
Member, LLC,
a Delaware limited liability company,
its administrative member

		By:	/s/ John Grady
		Name:	John Grady
		Title:	Senior Vice President

	By:	uCity Square One REIT, LLC,
a Delaware limited liability company,
its member

		By:	/s/ James Mendelson
		Name:	James Mendelson
		Title:	Authorized Signatory

By:	SCEC Ventures, Inc.,
a Pennsylvania corporation,
its member

	By:	/s/ Timnit Abraha
	Name:	Timnit Abraha
	Title:	Vice President, Real Estate

[Signatures Continue on Following Page]

TENANT:
CENTURY THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Douglas Carr
Name:	Douglas Carr
Title:	Senior Vice President, Finance

Schedule 1 to Third Amendment

Base Rent for Retained Premises

[***]

Exhibit A to Third Amendment

Form of Lease Guaranty

[***]